For the fiscal year ended 4/30/97
File number: 811-06047

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.

1.   Name of Issuer
       Associates First Capital

2.   Date of Purchase
       5/7/96

3.   Number of Securities Purchased
       21,500

4.   Dollar Amount of Purchase
       $623,500

5.   Price Per Unit
       $29.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting
Syndicate
       Merrill Lync, Pierce, Fenner and Smith
Inc.
       Lehman Brothers Inc.
       Prudential Securities Incorporated
       Montgomery Securities
       Morgan Stanley & Co.
       CS First Boston Corporation
       Donaldson, Lufkin & Jenrette
Securities Corporation
       Goldman Sachs & Co.
       Smith Barney Inc.
       Dean Witter Reynolds Inc.
       Sanford C. Bernstein & Co., Inc.
       Alex, Brown & Sons Incorporated
       A.G Edwards & Sons Inc.
       Oppenheimer & Co.
       William Blair & Co.
       Advest, Inc.
       Dain Bosworth Inc.
       EVEREN Securities, Inc.
       First of Michigan Corp.
       First Southwest Co.
       Furman Selz Inc.
       Edward D. Jones & Co.
       Legg Mason Wood Walker, Inc.
       McDonald & Company Securities, Inc.
       Piper Jaffray
       Rauscher Pierce Refsnes, Inc.
       Wheat, First Securities, Inc.
       Bear, Sterns and Company, Inc.
       J.P. Morgan Securities
       PaineWebber Incorporated
       J.C. Bradford and Company
       Deutsche Morgan Grenfell/C.J.
Lawerence Inc.
       Gruntal And Co. Inc.
       Guzman and Co.
       The Robertson-Humphrey Company Inc.
       Salomon Brothers Inc.
       Scott & Stringfellow Inc.
       Muriel Siebert $ Co. Inc.
       Stifel, Nicholas & Co. Inc.
       Sutro & Co. Inc.
       Wasserstein Parella Securities, Inc.
       Chase Securites Securites Inc.
       Citicorp Securities Inc.
       Stephens Inc.
       NatCity Investments
       Samuel A. Ramirez
       Roney & Co.
       Utendahl Capital Partners LP
       The Williams Capital Group LP


II.

1.   Name of Issuer
       Dupont Photomasks

2.   Date of Purchase
       6/13/96

3.   Number of Securities Purchased
       23,900

4.   Dollar Amount of Purchase
       $406,300

5.   Price Per Unit
       $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting
Syndicate
       Merrill Lynch Pierce
       Lehman Brothers Inc.
       Prudential Securities Incorporated
       Montgomery Securities
       Morgan Stanley & Co.
       CS First Boston Corporation
       Smith Barney Inc.
       Dean Witter Reynolds Inc.
       Sanford C. Bernstein & Co., Inc.
       Alex, Brown & Sons Incorporated
       A.G Edwards & Sons Inc.
       Advest, Inc.
       EVEREN Securities, Inc.
       SoundView Financial Group, Inc.
       Rauscher Pierce Refsnes, Inc.
       Starr Securities, Inc.

III.


1.   Name of Issuer
      United Auto Group, Inc.

2.   Date of Purchase
       10/23/96

3.   Number of Securities Purchased
        11,600

4.   Dollar Amount of Purchase
       $348,000
5.   Price Per Unit
       $30.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       JP Morgan & Co.

7.   Other Members of the Underwriting
Syndicate
     Montgomery Securities
     Smith Barney, Inc.
     Bear, Sterns & Co.
     Donaldson, Lufkin & Jenrette Securities
Corp.
     Prudential Securities Incorporated
     Schroeder, Wertheim & Co., Inc.
     Stephens, Inc.
     Wasserstein Perella Securities, Inc.
     Monnes, Crespi, Hardt & Co., Inc.
     William Blair & Company, LLC
     Brean Murray & Co., Inc.
     The Buckingham Research Group, Inc.
     Burnham Securities, Inc.
     The Chicago Corporation
     Doft & Co.
     Interstate/Johnson Lane Corporation
     Johnston, Lemon & Co., Inc.
     Ladenberg, Thalmann & Co., Inc.
     Morgan Keegan & Company, Inc.
     Raymond James & Associates, Inc.
     The Robinson-Humphrey Company, Inc.
     Scotia Capital Markets (USA) Inc.
     Southeast Research Partners, Inc.


IV.

1.   Name of Issuer
     Titan Exploration, Inc.

2.   Date of Purchase
       12/16/96

3.   Number of Securities Purchased
        20,400

4.   Dollar Amount of Purchase
       $224,400

5.   Price Per Unit
       $11.00

6.   Name of Underwriter or Dealer
     from whom Purchased:
       CS First Boston

7.   Other Members of the Underwriting
Syndicate
       Donaldson, Lufkin & Jenrette
Securities Corporation
       Howard, Weil, Labouisse, Friedrichs
Incorporated
       J.P. Morgan & Co., Inc.
       Petrie Parkman & Co., Inc.